UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 25, 2006

_______________________________

NYSE Group, Inc.
(Exact name of registrant as specified in its charter)

_______________________________

Delaware	001-32829	20-2786071
(State or Other Jurisdiction of Incorporation )	(Commission File Number)	(IRS Employer Identification No.)

11 Wall Street, New York, NY (Address of Principal Executive Offices)		10005 (Zip Code)

Registrant’s telephone number, including area code: (212) 656-3000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.              Other Events.

On October 25, 2006, NYSE Group, Inc. and the American Stock Exchange LLC (Amex) issued a joint press release announcing that they had entered into an agreement pursuant to which NYSE Group will purchase the common shares representing the entire one-third interest of Amex in Securities Industry Automation Corporation (SIAC) for approximately $40,000,000.

Upon consummation of the share purchase, the Shareholders’ Agreement, dated as of July 17, 1972, as amended, and Amex's participation in the Facilities Management Agreement dated February 23, 1977, as amended, each agreement by and among New York Stock Exchange, Inc., the American Stock Exchange, Inc. and SIAC, shall be terminated. Under the Facilities Management Agreement, SIAC currently provides technology services to NYSE Group and its subsidiaries, and to Amex. SIAC will continue to provide services to NYSE Group and its subsidiaries under the Facilities Management Agreement. SIAC has also agreed to provide substantially reduced services to Amex as a customer under a new services agreement.

A copy of the joint press release is filed as Exhibit 99.1 to this report. The Shareholders’ Agreement is filed as Exhibit 99.2 to this report, and the Facilities Management Agreement and the amendments thereto are filed as Exhibits 99.3, 99.4 and 99.5, respectively, to this report.

Item 9.01.              Financial Statements and Exhibits.

(d)           Exhibits

The following exhibits are filed as part of this report.

99.1	Press release entitled “NYSE Group to Acquire One-Third Interest in SIAC Held by the American Stock Exchange,” dated October 25, 2006.

99.2
Shareholders’ Agreement, dated as of July 17, 1972, as amended, by and among the New York Stock Exchange, Inc., the American Stock Exchange, Inc. and Securities Industry Automation Corporation (Incorporated by reference to Exhibit 10.11 to the NYSE Group, Inc.’s registration statement on Form S-4 (File No. 333-126780)).

99.3
Facilities Management Agreement, dated as of February 23, 1977, by and among the New York Stock Exchange, Inc., Securities Industry Automation Corporation and the American Stock Exchange, Inc. (Incorporated by reference to Exhibit 10.12 to the NYSE Group, Inc.’s registration statement on Form S-4 (File No. 333-126780)).

99.4
First Amendment to NYSE/AMEX/SIAC Facilities Management Agreement, dated as of November 18, 1977, by and among the New York Stock Exchange, Inc., Securities Industry Automation Corporation and the American Stock Exchange, Inc. (Incorporated by reference to Exhibit 10.13 to the NYSE Group, Inc.’s registration statement on Form S-4 (File No. 333-126780)).

99.5
Second Amendment to NYSE/AMEX/SIAC Facilities Management Agreement, dated as of August 13, 1979, by and among the New York Stock Exchange, Inc., Securities Industry Automation Corporation and the American Stock Exchange, Inc. (Incorporated by reference to Exhibit 10.14 to the NYSE Group, Inc.’s registration statement on Form S-4 (File No. 333-126780)).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NYSE Group, Inc.

By:	/s/ William M. Freeman
Name:	William M. Freeman
Title:	Senior Vice President and Acting General Counsel

Dated: October 27, 2006

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release entitled “NYSE Group to Acquire One-Third Interest in SIAC Held by the American Stock Exchange,” dated October 25, 2006.

99.2
Shareholders’ Agreement, dated as of July 17, 1972, as amended, by and among the New York Stock Exchange, Inc., the American Stock Exchange and Securities Industry Automation Corporation (Incorporated by reference to Exhibit 10.11 to the NYSE Group, Inc.’s registration statement on Form S-4 (File No. 333-126780)).

99.3
Facilities Management Agreement, dated as of February 23, 1977, by and among the New York Stock Exchange, Inc., Securities Industry Automation Corporation and the American Stock Exchange (Incorporated by reference to Exhibit 10.12 to the NYSE Group, Inc.’s registration statement on Form S-4 (File No. 333-126780)).

99.4
First Amendment to NYSE/AMEX/SIAC Facilities Management Agreement, dated as of November 18, 1977, by and among the New York Stock Exchange, Inc., Securities Industry Automation Corporation and the American Stock Exchange (Incorporated by reference to Exhibit 10.13 to the NYSE Group, Inc.’s registration statement on Form S-4 (File No. 333-126780)).

99.5
Second Amendment to NYSE/AMEX/SIAC Facilities Management Agreement, dated as of August 13, 1979, by and among the New York Stock Exchange, Inc., Securities Industry Automation Corporation and the American Stock Exchange (Incorporated by reference to Exhibit 10.14 to the NYSE Group, Inc.’s registration statement on Form S-4 (File No. 333-126780)).